ANNUAL REPORT




                                                        AUGUST 31, 1997




TEMPLETON CHINA
WORLD FUND, INC.

                  [SEAL]




CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.



[PHOTO OF J. MARK MOBIUS, PH.D.]

J. MARK MOBIUS, PH.D.
President
Templeton China World Fund, Inc.


Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $15 billion in emerging markets investments for the Templeton Group of Funds.

SHAREHOLDER LETTER




--------------------------------------------------------------------------------
Your Fund's Objective: The Templeton China World Fund, Inc. seeks long-term capital appreciation through equity investments in "China companies."
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you the fourth annual report for the Templeton China World Fund, which covers the fiscal year ended August 31, 1997. During this period, the Shenzhen, Shanghai, and Hong Kong stock exchanges performed extremely well.

Many stock prices on the Shenzhen and Shanghai exchanges rose rapidly as investors tried to guess which companies would become "red-chips" (companies receiving special treatment from the government). Although in May 1997, the Chinese government attempted to quell the speculative fervor that gripped China's "A-share" market (shares available only to Chinese citizens), large gains were still in place at the end of the reporting period. Prices of "B-share" stocks (shares of the same companies that are available only to foreign investors) followed a similar pattern.




CONTENTS




Shareholder Letter .......................................................     1

Performance Summary ......................................................     5

Travel Letter ............................................................     7

Financial Highlights and
Statement of Investments .................................................     9

Financial Statements .....................................................    14

Notes to Financial
Statements ...............................................................    17

Independent Auditor's
Report ...................................................................    19

Tax Designation ..........................................................    22




                               [PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/97

                                  [PIE CHART]

Hong Kong                                                                  73.9%
China                                                                      17.9%
Other                                                                       0.3%
Short-Term Obligations & Other Net Assets                                   7.9%




Hong Kong stocks were boosted sharply by capital inflows from mainland Chinese investors both before and after the handover of the colony's sovereignty. Much of this gain remained intact even after this market suffered a quick correction in August 1997, when fears arose that currency crises in several smaller Asian developing countries could spark a similar problem for the Hong Kong dollar. Within this volatile environment, your Fund posted a one-year total return of 14.97% in market-price terms, and 35.33% in net asset value terms, as discussed in the Performance Summary on page 5.

On August 31, 1997, 73.9% of the Fund's total net assets were invested in Hong Kong, 17.9% in mainland China, 0.3% in other countries, and the remaining 7.9% was held in cash and other liquid assets. The Fund's largest single position continued to be its shares of HSBC Holdings Plc,(1) the holding company for the Hongkong Bank. HSBC maintains over 400 offices worldwide and has major subsidiaries in the U.S. and the U.K. We also maintained our significant holdings of New World Development Co. Ltd. and Sun Hung Kai Properties Ltd., companies with large real estate holdings and commercial interests in Hong Kong and mainland China.

As you know, China regained sovereignty over Hong Kong on July 1, 1997. Some people believe the handover of Hong Kong could ultimately mean an end to economic and personal freedom there. We think this is unlikely, but developments following any major transfer of political power cannot be predicted. In our opinion, China's leaders are pragmatic, and are likely to use Hong Kong as a blueprint for a market economy, which could benefit its citizens immeasurably. While we expect that problems will arise during this process, we are hopeful they




1. A complete listing of all stocks in the portfolio as of August 31, 1997 begins on page 10.

will be overcome. Although Hong Kong is likely to undergo vast changes, what makes it special should remain the same. Under Chinese rule, the former British colony has the chance to become much more than just an important island state. Together, Hong Kong and China have the potential to become the largest economic superpower the world has ever known.

We are optimistic about prospects for the Shenzhen, Shanghai, and Hong Kong markets. In our view, share prices on the Shenzhen and Shanghai exchanges have the potential to move higher due to strong economic fundamentals and solid corporate earnings, while stocks in Hong Kong could perform well if the post-handover political environment remains favorable and capital from mainland Chinese continues to be invested in this market. A continued commitment by the Hong Kong Monetary Authority to maintain the value of Hong Kong's dollar versus the U.S. dollar could also help share prices.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

  TOP 10 HOLDINGS
  8/31/97

  COMPANY, INDUSTRY,                                                  % OF TOTAL
  COUNTRY                                                             NET ASSETS
  ------------------------------------------------------------------------------
  HSBC Holdings Plc
  Banking, Hong Kong                                                       11.2%

  Cheung Kong Holdings Ltd.
  Multi-Industry, Hong Kong                                                 9.5%

  New World
  Development Co. Ltd.
  Real Estate, Hong Kong                                                    7.5%

  Sun Hung Kai Properties Ltd.
  Real Estate, Hong Kong                                                    5.4%

  Hang Lung
  Development Co. Ltd.
  Real Estate, Hong Kong                                                    4.3%

  K Wah International
  Holdings Ltd.
  Building Materials &
  Components, Hong Kong                                                     2.7%

  Lai Sun Development Co. Ltd.
  Real Estate, Hong Kong                                                    2.5%

  Shanghai Petrochemical
  Co. Ltd., H
  Chemicals, Hong Kong                                                      2.2%

  Wheelock & Co. Ltd.
  Multi-Industry, Hong Kong                                                 2.2%

  Hopewell Holdings Ltd.
  Construction &
  Housing, Hong Kong                                                        2.2%



For a complete list of portfolio holdings, please see page 10 of this report.

Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic, and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,089% in the last 15 years, but has suffered five declines of more than 20% during that time.(2)

Thank you for investing in the Templeton China World Fund. We appreciate your confidence and look forward to any comments you may have.




  On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.




(2) Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1997.

PERFORMANCE SUMMARY




In market-price terms, the Templeton China World Fund produced a total return of 14.97% for the one-year period ended August 31, 1997. Based on the change in net asset value (in contrast to market price), the Fund delivered a total return of 35.33% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased $1.125 per share, from $11.375 on August 31, 1996, to $12.50 on August 31, 1997, while the net asset value increased $3.93 per share, from $13.39 to $17.32.

Shareholders received combined distributions of 58.0 cents ($0.58) per share, including long-term capital gains of 29.5 cents ($0.295), short-term capital gains of 1 cent ($0.01) and dividend income totaling 27.5 cents ($0.275). Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.

  TEMPLETON CHINA WORLD FUND
  Periods ended 8/31/97


                                                                                          SINCE
                                                                                        INCEPTION
                                                   1-YEAR             3-YEAR            (9/9/93)
-------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)
    Based on change in net asset value             35.33%             37.63%             46.14%
    Based on change in market price                14.97%             -9.53%             -0.89%

  Average Annual Total Return(2)
    Based on change in net asset value             35.33%             11.24%             10.01%
    Based on change in market price                14.97%             -3.28%             -0.23%


(1) Cumulative total returns represent the change in value of an investment over the periods indicated.

(2) Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Investment return and principal value will change with market conditions, currency fluctuations, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.

THE FOLLOWING LETTER WAS WRITTEN BY DR. MOBIUS AFTER A RECENT TRIP TO BEIJING.


                                                [GLOBE AND MAP GRAPHIC OF CHINA]




Beijing, a metropolis of wide, sweeping avenues, majestic buildings and enormous open spaces, is one of China's most architecturally attractive cities. The Forbidden City, which houses the Imperial Palace, the Summer Palace and Tiananmen Square, is quite staggering. Tiananmen Square, for example, is almost incomprehensibly large. It spans 98 acres and can accommodate more than 1 million people.

A major industrial and commercial center, Beijing is the second-largest city in China. It is now so big that many taxi drivers have trouble finding their way around. However, government offices are still housed in large, run-down buildings that remind one of India. As in India, it is not uncommon to have an elevator door open onto an animated game of table tennis, which workers often play in the corridors of office buildings. Privately run restaurants, serving delicious, regional Chinese food for only a few dollars have sprung up throughout the city. But government-owned eating establishments, patronized by government officials, continue to charge hundreds of dollars for a Beijing Duck banquet.

Beijing, a transportation hub for northern China, possesses important facilities for processing petroleum, coal and iron ore. It is also home to many small industries. One company we visited produces sheet-fed offset presses. Although this company has a dominant position in China, it faces increasing competition from major overseas producers because it cannot produce machines matching the speed and quality of those manufactured abroad. Although this company has not achieved significant growth, many other companies we visited were aggressively pursuing production and earnings increases.

It is difficult to know which companies will survive the changes now taking place in China. As a result of liberalized trade regulations, some businesses are faced with stiff competition from abroad. Others may find themselves in financial difficulty if the government follows through on its plan to stop subsidizing enterprises they have subsidized in the past. But this is all part of the move toward a market economy.

As I traveled to the airport, I thought about China's enormous potential to become one of the most important economies in the world. If the Chinese government drops restrictions on foreign exchange capital flows, and allows locals and foreigners to own the same class of stock, foreigners would be able to participate more actively in this potential, and Chinese companies could benefit from the additional resources available to them. I believe that this day will come soon.*

Sincerely,



/s/ J. Mark Mobius, Ph.D.
------------------------------------
    J. Mark Mobius, Ph.D.
    President
    Templeton China World Fund, Inc.




*This letter reflects the strategies employed for the Fund during the past fiscal year and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                                                            YEAR ENDED AUGUST 31,
                                                            -----------------------------------------------------
                                                              1997           1996           1995          1994+
                                                            -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.......................     $13.39         $12.07         $14.92         $14.10
                                                              ---------------------------------------------------
Income from investment operations:
 Net investment income...................................        .24            .27            .33            .16
 Net realized and unrealized gains (losses)..............       4.27           1.39          (1.91)           .79
                                                              ---------------------------------------------------
Total from investment operations.........................       4.51           1.66          (1.58)           .95
                                                              ---------------------------------------------------
Underwriting expenses deducted from capital..............         --             --             --           (.07)
                                                              ---------------------------------------------------

Less distributions:
 Dividends from net investment income....................       (.28)          (.33)         (0.20)          (.06)
 Distributions from net realized gains...................       (.30)          (.01)         (1.07)            --
                                                              ---------------------------------------------------

Total distributions......................................       (.58)          (.34)         (1.27)          (.06)
                                                              ---------------------------------------------------

Net asset value, end of year.............................     $17.32         $13.39         $12.07         $14.92
                                                              ===================================================
Total return*
Based on market value per share..........................     14.97%         11.75%         (29.58)%        9.54%
Based on net asset value per share.......................     35.33%         14.44%         (11.13)%        6.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)..........................   $353,049       $272,996       $245,982       $297,835
Ratios to average net assets:
 Expenses................................................      1.65%          1.65%          1.65%          1.84%**
 Net investment income...................................      1.55%          2.14%          2.77%          1.09%**
Portfolio turnover rate..................................     19.51%         14.47%          3.01%         81.81%
Average commission rate paid***..........................     $.0016         $.0025             --             --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end
   1996 disclosure of average commission rate was not required.
+For the period September 9, 1993 (commencement of operations) to August 31,
 1994.

                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                      COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 92.1%
APPLIANCES & HOUSEHOLD DURABLES 2.5%
Semi-Tech (Global) Co. Ltd. .....................................    Hong Kong           2,552,899        $  3,821,360
*Semi-Tech (Global) Co. Ltd., wts. ..............................    Hong Kong             241,263              58,530
*Shanghai Narcissus Electric Appliances Co. Ltd., B..............      China             2,522,800             348,146
*Shanghai Shangling Electric Appliance, B........................      China             5,851,280           1,743,681
*Shanghai Vacuum Electron Devices Co. Ltd., B....................      China             9,817,545           1,511,902
Shenzhen Huafa Electronics Co. Ltd., B...........................      China               828,700             307,976
Shenzhen Konka Electronic Group Co. Ltd., B......................      China               638,300           1,017,228
                                                                                                          ------------
                                                                                                             8,808,823
                                                                                                          ------------
AUTOMOBILES 0.8%
Jardine International Motor Holdings Ltd. .......................    Hong Kong           2,484,000           2,820,724
                                                                                                          ------------
BANKING 11.2%
HSBC Holdings Plc................................................    Hong Kong           1,300,619          39,608,502
                                                                                                          ------------
BUILDING MATERIALS & COMPONENTS 3.8%
*China Southern Glass Co. Ltd., B................................      China             5,488,703           2,471,846
K Wah International Holdings Ltd. ...............................    Hong Kong          17,153,608           9,407,424
Shanghai Yaohua Pilkington Glass, B..............................      China             4,720,000           1,595,360
                                                                                                          ------------
                                                                                                            13,474,630
                                                                                                          ------------
CHEMICALS 3.7%
*Beijing Yanhua Petrochemical Company Ltd., ADR..................      China                13,000             273,000
Shanghai Chlor-Alkali Chemical Co. Ltd., B.......................      China            10,404,900           3,287,948
Shanghai Petrochemical Co. Ltd., H...............................      China            19,184,000           7,921,647
*Shenzhen Petrochemical (Group) Shareholding Co. Ltd., B.........      China             4,750,720           1,667,457
                                                                                                          ------------
                                                                                                            13,150,052
                                                                                                          ------------
CONSTRUCTION & HOUSING 2.2%
Hopewell Holdings Ltd. ..........................................    Hong Kong          12,836,579           7,661,033
                                                                                                          ------------
ELECTRICAL & ELECTRONICS 0.7%
Great Wall Electronic International Ltd. ........................    Hong Kong          16,347,018           2,172,712
*Shanghai Automation Instrumentation Co., B......................      China               860,580             144,577
                                                                                                          ------------
                                                                                                             2,317,289
                                                                                                          ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 0.2%
*S. Megga International Holdings Ltd.............................    Hong Kong           4,731,200             763,146
                                                                                                          ------------
ENERGY SOURCES 0.2%
*Inner Mongolia Yitai Coal Co. Ltd., B...........................      China             1,271,000             747,348
                                                                                                          ------------
FINANCIAL SERVICES 2.1%
JCG Holdings Ltd.................................................    Hong Kong             813,000             624,214
Peregrine Investments Holdings Ltd...............................    Hong Kong           1,430,000           2,657,204
Sun Hung Kai & Co. Ltd...........................................    Hong Kong           6,852,200           3,647,374
*Sun Hung Kai & Co. Ltd, wts. ...................................    Hong Kong           1,209,040             335,433
*Worldsec Limited................................................  United Kingdom           22,000              62,746
                                                                                                          ------------
                                                                                                             7,326,971
                                                                                                          ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                      COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 0.8%
*Fairwood Holdings Ltd. .........................................    Hong Kong           6,795,000        $    578,708
Golden Resources Development International Ltd. .................    Hong Kong           6,844,000             936,143
Shanghai New Asia Group Co. Ltd., B..............................      China               847,946             388,359
Tingyi (Cayman Islands) Holding Corp. ...........................    Hong Kong           3,414,000             779,764
                                                                                                          ------------
                                                                                                             2,682,974
                                                                                                          ------------
HEALTH & PERSONAL CARE 0.3%
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B...................      China             2,135,600           1,099,561
                                                                                                          ------------
INDUSTRIAL COMPONENTS 1.5%
*Shanghai Refrigerator Compressor Co. Ltd., B....................      China             2,541,444           1,097,904
*+Shanghai Rubber Belt Co. Ltd., B...............................      China             4,795,811             901,613
Shanghai Tyre & Rubber Co. Ltd., B...............................      China             6,890,990           3,376,585
                                                                                                          ------------
                                                                                                             5,376,102
                                                                                                          ------------
LEISURE & TOURISM 2.4%
HongKong & Shanghai Hotels Ltd. .................................    Hong Kong           6,127,000           7,511,001
*Lai Sun Hotels International Ltd., wts. ........................    Hong Kong             796,793              57,578
*Shanghai Jin Jiang Tower Co. Ltd., B............................      China             3,700,976           1,043,675
                                                                                                          ------------
                                                                                                             8,612,254
                                                                                                          ------------
MACHINERY & ENGINEERING 1.5%
*+China Textile Machinery Co. Ltd., B............................      China             6,334,212             950,132
Guangzhou Shipyard International Co. Ltd., H.....................      China               256,000             104,058
Northeast Electric Transmission & Transformation.................      China             3,480,000           1,167,559
*Shanghai Erfangji Textile Machinery Co. Ltd., B.................      China            12,919,787           1,653,733
*Shanghai Industrial Sewing Machine Corp.........................      China             2,801,630             364,212
*Shanghai Steel Tube Co. Ltd., B.................................      China             5,929,280             794,524
*Shanghai Zhenhua Port Machinery Co. Ltd., B.....................      China               110,000             101,200
                                                                                                          ------------
                                                                                                             5,135,418
                                                                                                          ------------
MERCHANDISING 4.0%
Dairy Farm International Holdings Ltd. ..........................    Hong Kong           7,838,302           6,584,174
*A/S Det Ostasiatiske Kompagni...................................     Denmark               55,349             845,195
Fortei Holdings Ltd..............................................    Hong Kong           9,582,000             890,256
Joyce Boutique Holdings Ltd......................................    Hong Kong          10,181,000           2,207,120
*Wo Kee Hong Holdings Ltd........................................    Hong Kong          26,187,200           3,108,875
*Yaohan Hongkong Corp. Ltd.......................................    Hong Kong           6,906,000             427,754
                                                                                                          ------------
                                                                                                            14,063,374
                                                                                                          ------------
METALS & MINING 0.8%
*Bengang Steel Plates Co. Ltd. ..................................      China             4,982,000           1,806,493
Maanshan Iron & Steel Co. Ltd., H................................      China             3,733,000           1,180,186
                                                                                                          ------------
                                                                                                             2,986,679
                                                                                                          ------------
MISCELLANEOUS MATERIALS & COMMODITIES 0.1%
*Luoyang Glass Co. Ltd., H.......................................      China             1,656,000             507,517
                                                                                                          ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                      COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 19.8%
Cheung Kong Holdings Ltd.........................................    Hong Kong           3,168,000        $ 33,521,647
Jardine Matheson Holdings Ltd. (Singapore).......................    Hong Kong             621,186           4,348,302
Jardine Strategic Holdings Ltd. (Singapore)......................    Hong Kong           1,834,000           6,785,800
*Jardine Strategic Holdings Ltd., wts. ..........................    Hong Kong             167,000              73,480
Lai Sun Garment International Ltd. ..............................    Hong Kong           4,588,000           5,535,557
Swire Pacific Ltd., A............................................    Hong Kong             595,500           4,552,987
Swire Pacific Ltd., B............................................    Hong Kong           4,964,000           7,142,216
Wheelock & Co. Ltd. .............................................    Hong Kong           3,787,000           7,818,827
                                                                                                          ------------
                                                                                                            69,778,816
                                                                                                          ------------
REAL ESTATE 21.4%
Hang Lung Development Co. Ltd. ..................................    Hong Kong           8,347,000          15,079,425
Lai Sun Development Co. Ltd. ....................................    Hong Kong           8,928,000           8,813,369
*Lai Sun Development Co. Ltd., wts. .............................    Hong Kong           2,183,800             163,443
New World Development Co. Ltd. ..................................    Hong Kong           4,270,118          26,614,194
Shanghai Jinqiao Export Processing Zone Development, B...........      China             3,961,828           2,392,944
*Shanghai Lujiaxui Finance & Trade Zone Development StockCo.
  Ltd., B........................................................      China               586,920             692,566
Shanghai Waigaoqiao Free Trade Zone Development Co., B...........      China               580,000             324,800
*Shenzhen Properties & Resources Development (Group) Ltd., B.....      China             4,798,860           1,368,537
Shenzhen Vanke Co. Ltd., B.......................................      China               244,000             201,195
Sun Hung Kai Properties Ltd. ....................................    Hong Kong           1,665,100          18,908,162
Tian An China Investments Co. Ltd. ..............................    Hong Kong           5,330,750             852,975
                                                                                                          ------------
                                                                                                            75,411,610
                                                                                                          ------------
RECREATION & OTHER CONSUMER GOODS 4.4%
+China First Pencil Co. Ltd., B..................................      China            14,306,036           5,693,802
KTP Holdings Ltd.................................................    Hong Kong           2,652,500             215,636
*Phoenix Co. Ltd.................................................      China             6,148,280             774,683
*Shanghai Wingsung Co. Ltd., B...................................      China             5,072,317             994,174
*Shenzhen China Bicycles Co. (Holdings) Ltd., B..................      China             7,520,400           2,299,935
Yue Yuen Industrial (Holdings) Ltd...............................    Hong Kong           2,503,200           5,636,601
                                                                                                          ------------
                                                                                                            15,614,831
                                                                                                          ------------
TEXTILES & APPAREL 1.6%
Goldlion Holdings Ltd. ..........................................    Hong Kong           7,140,000           3,961,804
Laws International Holdings Ltd. ................................    Hong Kong           6,412,000           1,530,705
                                                                                                          ------------
                                                                                                             5,492,509
                                                                                                          ------------
TRANSPORTATION 3.0%
Chiwan Wharf Holdings Ltd., B....................................      China             3,346,000           2,055,224
Cross Harbour Tunnel Co. Ltd. ...................................    Hong Kong           1,191,000           2,443,629
Guangshen Railway Co. Ltd., ADR..................................      China                88,000           1,875,500
IMC Holdings Ltd. ...............................................    Hong Kong           2,649,000           1,264,765
Orient Overseas International Ltd. ..............................    Hong Kong             648,000             438,996
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B..................      China             2,219,200           2,618,656
                                                                                                          ------------
                                                                                                            10,696,770
                                                                                                          ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                      COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 3.1%
Hong Kong Electric Holdings Ltd. ................................    Hong Kong           1,885,000        $  6,591,845
Shandong Huaneng Power...........................................      China               192,000           2,292,000
Wing Shan International Ltd. ....................................    Hong Kong           5,544,000           2,199,858
                                                                                                          ------------
                                                                                                            11,083,703
                                                                                                          ------------
TOTAL COMMON STOCKS (COST $273,171,600)..........................                                          325,220,636
                                                                                                          ------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT**
                                                                                    ----------------
SHORT TERM OBLIGATIONS 6.3% (COST $22,062,352)
U.S. Treasury Bills, 4.87% to 5.14% with maturities to
  11/28/97.......................................................  United States      $ 22,212,000        $ 22,066,567
                                                                                                          ------------
TOTAL INVESTMENTS 98.4% (COST $295,233,952)......................                                          347,287,203
OTHER ASSETS, LESS LIABILITIES 1.6%..............................                                            5,762,192
                                                                                                          ------------
TOTAL NET ASSETS 100.0%..........................................                                         $353,049,395
                                                                                                          ============

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1997 were $7,545,547.

                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $295,233,952).............................  $347,287,203
 Cash................................................................................     9,920,205
 Dividends and interest receivable...................................................       478,236
 Unamortized organization costs......................................................         4,953
                                                                                       ------------
     Total assets....................................................................   357,690,597
                                                                                       ------------
Liabilities:
 Payable for investment securities purchased.........................................     3,942,569
 Accrued expenses....................................................................       698,633
                                                                                       ------------
     Total liabilities...............................................................     4,641,202
                                                                                       ------------
     Net assets, at value............................................................  $353,049,395
                                                                                       ============
Net assets consist of:
 Undistributed net investment income.................................................  $  3,114,240
 Net unrealized appreciation.........................................................    51,722,822
 Accumulated net realized gain.......................................................    12,498,609
 Capital shares......................................................................   285,713,724
                                                                                       ------------
     Net assets, at value............................................................  $353,049,395
                                                                                       ============
 Net asset value per share ($353,049,395 / 20,383,771 shares outstanding)............        $17.32
                                                                                       ============

                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $54,174 foreign taxes withheld)
 Dividends...............................................................   $ 8,232,716
 Interest................................................................     2,037,084
                                                                            -----------
     Total investment income.............................................                  $10,269,800
Expenses:
 Management fees (Note 3)................................................     4,173,465
 Administrative fees (Note 3)............................................       642,072
 Custodian fees..........................................................       216,807
 Transfer agent fees.....................................................       102,769
 Reports to shareholders.................................................        45,600
 Professional fees (note 3)..............................................        42,799
 Directors' fees and expenses............................................        31,027
 Registration and filing fees............................................        32,340
 Amortization of organization costs......................................         4,745
 Other...................................................................         6,539
                                                                            -----------
     Total expenses......................................................                    5,298,163
                                                                                           -----------
     Net investment income...............................................                    4,971,637
                                                                                           -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments............................................................    12,723,255
  Foreign currency transactions..........................................       (12,726)
                                                                            -----------
 Net realized gain.......................................................                   12,710,529
 Net unrealized appreciation (depreciation) on:
  Investments............................................................    74,500,424
  Translation of assets and liabilities denominated in foreign
    currencies...........................................................      (307,935)
                                                                            -----------
 Net unrealized appreciation.............................................                   74,192,489
                                                                                           -----------
Net realized and unrealized gain.........................................                   86,903,018
                                                                                           -----------
Net increase in net assets resulting from operations.....................                  $91,874,655
                                                                                           ===========

                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                           1997               1996
                                                                       -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................... $  4,971,637       $  5,540,705
  Net realized gain from investments and foreign currency
    transactions......................................................   12,710,529          6,381,237
  Net unrealized appreciation on investments and translation of assets
   and liabilities denominated in foreign currencies..................   74,192,489         21,920,301
                                                                       -------------------------------
      Net increase in net assets resulting from operations............   91,874,655         33,842,243
 Distributions to shareholders from:
  Net investment income...............................................   (5,605,537)        (6,624,726)
  Net realized gains..................................................   (6,215,883)          (203,838)
                                                                       -------------------------------
      Net increase in net assets......................................   80,053,235         27,013,679
Net assets:
 Beginning of year....................................................  272,996,160        245,982,481
                                                                       -------------------------------
 End of year.......................................................... $353,049,395       $272,996,160
                                                                       ===============================
Undistributed net investment income included in net assets:
 Beginning of year.................................................... $  3,748,140       $  4,832,161
                                                                       ===============================
 End of year.......................................................... $  3,114,240       $  3,748,140
                                                                       ===============================

                       See notes to financial statements.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve its objective by investing primarily in equity securities of China companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

At August 31, 1997, there were 100 million shares authorized ($0.01 par value). During the years ended August 31, 1997 and 1996 there were no share transactions.

3.  TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

During the year ended August 31, 1997, legal fees of $1,016 were paid to a law firm in which an officer of the Company is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 aggregated $54,744,330 and $61,929,766, respectively.

5.  INCOME TAXES

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $295,346,790 was as follows:

        Unrealized appreciation...................  $ 86,441,954
        Unrealized depreciation...................   (34,501,541)
                                                    --------------
        Net unrealized appreciation...............  $ 51,940,413
                                                    ==============

TEMPLETON CHINA WORLD FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON CHINA WORLD FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton China World Fund, Inc., as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton China World Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN LLP

New York, New York
September 26, 1997

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, February 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 25, 1997. The purpose of the meeting was to elect five directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997 and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                                          % OF                         % OF
                                                       OUTSTANDING                  OUTSTANDING
                                           FOR           SHARES        WITHHELD       SHARES
                                        ----------     -----------     --------     -----------
  Term Expiring 2000:
      John Wm. Galbraith                13,272,241        65.11%       234,137          1.15%
      Betty P. Krahmer                  13,273,739        65.12%       232,639          1.14%
      Gordon S. Macklin                 13,275,448        65.13%       230,930          1.13%
      Fred R. Millsaps                  13,275,652        65.13%       230,726          1.13%
  Term Expiring 1999:
      Edith E. Holiday                  13,207,070        64.79%       299,308          1.47%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                                                          % OF                        % OF                        % OF
                                                       OUTSTANDING                 OUTSTANDING                 OUTSTANDING
                                           FOR           SHARES        AGAINST       SHARES        ABSTAIN       SHARES
                                        ----------     -----------     -------     -----------     -------     -----------
                                        13,247,106        64.99%        95,891         0.47%       163,381         0.80%

TEMPLETON CHINA WORLD FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholders Services, Investor Services, P.O. Box 3338, So. Hackensack, NJ 07606-1938, will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company (the "Plan Agent") at the address above. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH". Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value may be obtained on a two business day delay basis by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

TEMPLETON CHINA WORLD FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $10,400,000 as a capital gain dividend for the fiscal year ended August 31, 1997.

                       This page intentionally left blank

                       This page intentionally left blank



LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH

Franklin Global Health Care Fund

Franklin Templeton Japan Fund

Templeton Developing
 Markets Trust

Templeton Foreign Fund

Templeton Foreign Smaller
 Companies Fund

Templeton Global
 Infrastructure Fund

Templeton Global
 Opportunities Trust

Templeton Global
 Real Estate Fund

Templeton Global
 Smaller Companies Fund

Templeton Greater European Fund

Templeton Growth Fund

Templeton Latin America Fund

Templeton Pacific Growth Fund

Templeton World Fund


GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund

Franklin Templeton German
 Government Bond Fund

Franklin Templeton Global
 Currency Fund

Mutual European Fund

Templeton Global Bond Fund

Templeton Growth and
 Income Fund


GLOBAL INCOME

Franklin Global Government
 Income Fund

Franklin Templeton Hard
 Currency Fund

Franklin Templeton High Income
 Currency Fund

Templeton Americas Government
 Securities Fund


GROWTH

Franklin Biotechnology
 Discovery Fund

Franklin Blue Chip Fund

Franklin California Growth Fund

Franklin DynaTech Fund

Franklin Equity Fund

Franklin Gold Fund

Franklin Growth Fund

Franklin MidCap Growth Fund

Franklin Small Cap
 Growth Fund

Mutual Discovery Fund


GROWTH AND INCOME

Franklin Asset Allocation Fund

Franklin Balance Sheet
 Investment Fund

Franklin Convertible
 Securities Fund

Franklin Equity Income Fund

Franklin Income Fund

Franklin MicroCap Value Fund

Franklin Natural Resources Fund

Franklin Real Estate
 Securities Fund

Franklin Rising Dividends Fund

Franklin Strategic Income Fund

Franklin Utilities Fund

Franklin Value Fund

Mutual Beacon Fund

Mutual Financial Services Fund

Mutual Qualified Fund

Mutual Shares Fund

Templeton American Trust, Inc.


Fund Allocator Series

Franklin Templeton Conservative
 Target Fund

Franklin Templeton Moderate
 Target Fund

Franklin Templeton Growth
 Target Fund


INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
 Government Securities Fund

Franklin's AGE High Income Fund

Franklin Investment Grade
 Income Fund

Franklin Short-Intermediate
 U.S. Government Securities Fund

Franklin U.S. Government
 Securities Fund

Franklin Money Fund

Franklin Federal Money Fund


For Corporations

Franklin Corporate Qualified
 Dividend Fund


FRANKLIN FUNDS SEEKING

TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund

Federal Tax-Free Income Fund

High Yield Tax-Free Income Fund

Insured Tax-Free Income Fund

Puerto Rico Tax-Free
 Income Fund

Tax-Exempt Money Fund


FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama

Arizona*

Arkansas**

California*

Colorado

Connecticut

Florida*

Georgia

Hawaii**

Indiana

Kentucky

Louisiana

Maryland

Massachusetts***

Michigan*

Minnesota***

Missouri

New Jersey

New York*

North Carolina

Ohio***

Oregon

Pennsylvania

Tennessee**

Texas

Virginia

Washington**


VARIABLE ANNUITIES+

Franklin Valuemark(R)

Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)




*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton China World Fund, Inc., which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



TLTCH A97 10/97                         [RECYCLE LOGO] PRINTED ON RECYCLED PAPER